Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A, into the Company's previously filed Registration Statements Form S-4 No. 333-12807 and Form S-4 No. 333-28223.

                                             ARTHUR ANDERSEN LLP


                                             Houston, Texas
                                             June 27, 1997